LINENS ’N THINGS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     This Certification is to accompany the Quarterly Report of Linens ’n Things, Inc. (the “Company”) on Form 10-Q for the period ending June 29, 2002 as filed with the Securities and Exchange Commission (the “Report”).

     I, Norman Axelrod, Chairman and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NORMAN AXELROD ————————————————— Norman Axelrod Chairman and Chief Executive Officer, Linens ’n Things, Inc. August 12, 2002